Earnings per share	6 Months Ended
Jun. 30, 2022
Earnings per share [abstract]
Disclosure of earnings per share [text block]	Earnings per share and shares in issue
Basic earnings per ordinary share (EpS) amounts are calculated by dividing the profit (loss) for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. As part of the share buyback programme announced on 27 April 2021, 443 million ordinary shares were repurchased for cancellation during the second quarter 2022 for a total cost of $2,288 million. This brings the total number of shares repurchased in the first half to 743 million for a total cost of $3,880 million. A further 133 million ordinary shares were repurchased in July for a total cost of $613 million. The number of shares in issue is reduced when shares are repurchased, but is not reduced in respect of the period-end commitment to repurchase shares subsequent to the end of the period.
165 million new ordinary shares were issued in April 2022 as non-cash consideration for the acquisition of the public units of BP Midstream Partners LP.
The calculation of EpS is performed separately for each discrete quarterly period, and for the year-to-date period. As a result, the sum of the discrete quarterly EpS amounts in any particular year-to-date period may not be equal to the EpS amount for the year-to-date period.
For the diluted EpS calculation the weighted average number of shares outstanding during the period is adjusted for the number of shares that are potentially issuable in connection with employee share-based payment plans using the treasury stock method.

	Second	Second	First	First
	quarter	quarter	half	half
$ million	2022	2021	2022	2021
Results for the period
Profit (loss) for the period attributable to bp shareholders	9,257	3,116	(11,127)	7,783
Less: preference dividend	1	—	1	1
Profit (loss) attributable to bp ordinary shareholders	9,256	3,116	(11,128)	7,782

Number of shares (thousand)(a)(b)
Basic weighted average number of shares outstanding	19,388,427	20,272,111	19,451,040	20,285,083
ADS equivalent(c)	3,231,404	3,378,685	3,241,840	3,380,847

Weighted average number of shares outstanding used to calculate diluted earnings per share	19,619,628	20,366,731	19,451,040	20,394,877
ADS equivalent(c)	3,269,938	3,394,455	3,241,840	3,399,146

Shares in issue at period-end	19,135,400	20,224,314	19,135,400	20,224,314
ADS equivalent(c)	3,189,233	3,370,719	3,189,233	3,370,719
(a)Excludes treasury shares and includes certain shares that will be issued in the future under employee share-based payment plans.
(b)If the inclusion of potentially issuable shares would decrease loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The numbers of potentially issuable shares that have been excluded from the calculation for the first half 2022 are 202,620 thousand (ADS equivalent 33,770 thousand).
(c)One ADS is equivalent to six ordinary shares.

Issued ordinary share capital as at 30 June 2022 comprised 19,167,443,264 ordinary shares (31 December 2021 19,740,881,309 ordinary shares). This includes shares held in trust to settle future employee share plan obligations and excludes 1,032,977,146 ordinary shares which have been bought back and are held in treasury by BP (31 December 2021 1,037,200,510 ordinary shares).